EXHIBIT 99.4


                                 I.H.C.S., INC.
                                 Balance Sheet
                                 March 31, 1996
                                  (Unaudited)



                 ASSETS
Current assets:
    Cash and cash equivalents                                                           $  300,129
    Premiums receivable                                                                    722,886
    Due from affiliates                                                                    531,158
                                                                                        ----------
         Total current assets                                                            1,554,173
Investments

                                                                                           177,279
                                                                                        ----------
                                                                                        $1,731,452
                                                                                        ==========

         LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
    Short-term bank debt                                                                $  100,000
    Claims payable                                                                         220,487
    Due to affiliates                                                                      202,725
    Accounts payable                                                                        12,913
    Accrued expenses                                                                       338,100
    Income taxes payable                                                                    44,902
    Unearned premiums                                                                       54,736
                                                                                        ----------
         Total current liabilities                                                         973,863
                                                                                        ----------
Subordinated debt                                                                           59,063
                                                                                        ----------
Shareholders' equity:
    Common stock                                                                           100,000
    Retained earnings                                                                      598,525
                                                                                        ----------
         Total shareholders' equity                                                        698,525
                                                                                        ----------
                                                                                        $1,731,452
                                                                                        ==========

The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                            Statements of Operations
                   For the Three Months Ended March 31, 1996
                                  (Unaudited)


Revenues:
    Premiums                                                                            $3,228,115
    Investment income, net                                                                   2,069
                                                                                        ----------
         Total revenue                                                                   3,230,184
                                                                                        ----------
Expenses:
    Selling, general, and administrative                                                   100,574
    Administrative and other expenses to affiliate                                         968,434
    Professional services                                                                2,044,951
    Interest                                                                                 3,360
                                                                                        ----------
         Total expenses                                                                  3,117,320
                                                                                        ----------

    Income before income taxes                                                             112,864
    Income tax expense                                                                      45,294
                                                                                        ----------
         Net income                                                                     $   67,570
                                                                                        ==========


Earnings per share                                                                      $    67.57
                                                                                        ==========

Weighted average common shares outstanding                                                   1,000
                                                                                        ==========


The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                            Statement of Cash Flows
                   For the Three Months Ended March 31, 1996
                                  (Unaudited)


     Cash flows from operating activities:
     Net Income                                                                                   $  67,570
     Adjustments to reconcile net income to net cash
        provided by operating activities:
        Non-cash interest on subordinated debt                                                        1,246
        Changes in assets and liabilities:
            Premiums receivable                                                                    (154,375)
            Other assets                                                                             15,851
            Accounts payable                                                                         12,913
            Accrued expenses                                                                         13,015
            Income taxes payable                                                                     44,902
            Unearned revenue                                                                         24,088
            Due from/to affiliates                                                                 (462,955)
                                                                                                  ---------


     Decrease in cash and cash equivalents                                                         (437,745)
     Cash and cash equivalents, beginning of period                                                 737,874
                                                                                                  ---------
     Cash and cash equivalents, end of period                                                     $ 300,129

     Supplemental disclosures of cash flow information:
     Cash paid during the period for:
            Interest                                                                              $   2,114
                                                                                                  =========

            Income taxes                                                                          $     392
                                                                                                  =========


   The accompanying notes are an integral part of these financial statements.

                                 I.H.C.S., INC.
                         Notes to Financial Statements
                                 March 31, 1996

1.  BASIS OF PRESENTATION

    The unaudited balance sheet as of March 31, 1996 and the unaudited statement of operations and cash flows for the three months ended March 31, 1996, in the opinion of management, have been prepared on the same basis as the audited financial statements and include all significant adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the results of the interim periods. The data disclosed in these notes to the financial statements for these periods are also unaudited. The financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto for the years ended December 31, 1995 and 1994, and the years then ended. Operating results of I.H.C.S., Inc. for the three months ended March 31, 1996 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 1996.

2.  SUBSEQUENT EVENT

    On May 8, 1996, I.H.C.S., Inc. and its affiliate, Dental Care Plus Management, Corp., were sold to CompDent Corporation for aggregate consideration of approximately $38 million.